                                                                    EXHIBIT 10.8

                        SOFTWARE LICENSE AND TECHNOLOGY
                             ASSIGNMENT AGREEMENT

     This Software License and Technology Assignment Agreement ("Agreement") is entered as of November 25, 1996 ("Effective Date"), by and between Placeware, Inc., a Delaware corporation ("Company") having its principal place of business at 600 Hansen Way, Suite 200, Palo Alto, California 94304, and Xerox Corporation, a New York corporation ("Xerox") having its principal place of business at 800 Long Ridge Road, Stamford, Connecticut 06904.

A.   License and Assignments from Xerox.
     ----------------------------------

     1. Xerox hereby conveys to the Company (i) a non-exclusive, perpetual, sublicensable (except for patents), worldwide license to fully exploit the inventions referenced in Attachment A or B and any intellectual property rights (whether or not patented) and confidential information and know-how related thereto (specifically no right to sublicense any patent is granted, unless the patent is sublicensed in support of licenses with respect to products or code of the Company where the licensees may have the right with respect to such code or products to use, create, market and/or otherwise exploit such code, products and derivative works thereof or where said sublicense is needed in connection with said license in order to utilize said code, products or derivative works) and
(ii) all right, title and interest anywhere in the world to the Software and other Placeware Project Output referred to in Attachment B and any non-patent intellectual property rights and confidential information and know-how related thereto ((i) and (ii) shall collectively comprise the "Rights"). Xerox also hereby conveys to the Company all right, title and interest in and to the equipment and, to the extent transferable, the associated software set forth in Attachment C (these have been used by the personnel working on the "placeware" project) on an "as-is" basis. Xerox represents and warrants that it has the full power, authority and right to enter and perform this Agreement and to make the transfers and licenses herein without violation of any rights of or obligations to third parties granted in writing by Xerox. The Company agrees that Xerox makes no other representations and warranties with regard to the Rights or the equipment and software in Attachment C. In addition, Xerox will not provide indemnification of the Company with regard to the claims of others relating to the Rights or the equipment and software in Attachment C. Xerox agrees to assist the Company, at the Company's expense, in every proper and reasonable way to further document, evidence and perfect the foregoing rights and assignments.

B.   Licenses and Compensation from Company.
     --------------------------------------

     1. Xerox will receive a non-exclusive license to the "placeware" source code transferred by Xerox to the Company at the Effective Date (the "Snapshot Code") only for internal use and internal non-commercial research purposes. In the event of bankruptcy (which, if involuntary, is not dismissed within 120 days) or dissolution or winding-up of the Company without a successor within two years from the Effective Date, Xerox will have the right to distribute or grant sublicenses to the Snapshot Code.

     2. Xerox shall receive 455,000 shares of Series A Preferred Stock in the Company ("Shares"), representing approximately 10% of the Company's fully-diluted shares outstanding following the Series A financing. The Company hereby makes to Xerox the representations and warranties set forth in Section 2 (other than Section 2.10) of the Series A Preferred Stock Purchase Agreement.

     3. Xerox shall have a royalty-free, perpetual, binary, internal use license for Company's binary versions of the Snapshot Code (including derivative works based substantially on the Snapshot Code) that are made generally commercially available by Company within four years of the Effective Date ("New Versions"). The Company may provide support for the New Versions on its standard rates and terms.

     4. Xerox will receive $21,047.52 for the equipment to be conveyed to the Company as specified in Attachment C.

     5. Xerox will be entitled to obtain a right to distribute any New Version directly or for OEM/embedded use in Xerox products on the same terms, conditions and pricing to Xerox for such New Version under such arrangements as the most favorable terms, conditions and pricing (taken as a whole) that the Company grants to any similarly situated third party for such rights with respect to such New Version.

     6. Xerox will receive royalties based upon Net Revenues from New Versions according to the following formula:

         a. 2% of Net Revenues until total accrued and/or paid royalties to Xerox since the Effective Date reach a cap of $1,000,000.

         b. The royalties shall begin to accrue the earlier of (1) the first day of the fiscal quarter following the Company's first fiscal quarter of realizing net income from operations or (2) two and a half (2 1/2) years after the Effective Date of this Agreement. Royalties are to be paid to Xerox quarterly and within forty-five (45) days after the end of each fiscal quarter for which royalties are due.

         c. For purposes of this Agreement, "Net Revenues" shall mean the amounts actually received by the Company from distribution or license of New Versions less any deductions common in the industry including, by way of example, shipping, handling, insurance, duties, taxes, bad debts and returns (and reasonable reserves therefor), credits, refunds, rebates, discounts, allowances, and price protections.

         d. Xerox will be entitled to a royalty-free, nonexclusive, grant-back patent license to the Company's improvements of any patent licensed from Xerox hereunder.

C.   Marketing/Endorsement.  A mutually agreed upon press release will be
     ---------------------
jointly released at the Company's selected product launch and shall include a quote from a Xerox executive.

D.   Standard Investor Representations and Covenants.
     -----------------------------------------------

     1.  Xerox hereby represents and warrants to the Company that:

         a. The Shares (including for purposes of this Section D, all underlying Common Stock or securities that may be issued with respect to any Shares) will be acquired by Xerox for investment for Xerox' own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Xerox has no present intention of selling, granting any participation in, or otherwise distributing such securities. By executing this Agreement, Xerox further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

         b. Xerox is an experienced investor in securities of development-stage companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that Xerox is capable of evaluating the merits and risks of the investment in the Shares.

         c. Xerox understands that the Shares it is acquiring are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the U.S. Securities Act of 1933, as amended (the "Act") only in certain limited circumstances. In this connection, Xerox represents that it is familiar with Rule 144 promulgated pursuant to the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         d. Without in any way limiting the representations set forth above, Xerox further agrees not to make any disposition of all or any portion of the Shares unless and until:

             i. there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

             ii. (1) Xerox shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) if reasonably requested by the Company, Xerox shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

         e. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

             i. "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or, if requested by the Company, an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

             ii. Any legend required by the laws of any state of the United States.

     2. Xerox hereby agrees that it shall not, to the extent and during the period of duration specified by the Company and an underwriter of Shares (or other securities) of the Company, sell or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any securities of the Company (other than securities already registered) during a reasonable and customary period of time not to exceed 180 days, as agreed to by the Company and the underwriters, following the Effective Date of a registration statement of the Company filed under the Act. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such one hundred eighty (180) day period.

E.   Confidentiality.
     ---------------

     1. Xerox agrees that the Snapshot Code and Other Placeware Project Output referred to in Attachment B and any underlying information, concepts and algorithms are the confidential information of the Company ("Confidential Information"). Except as licensed or expressly authorized herein, Xerox will hold in confidence and not use or disclose such Confidential Information without the express written approval of the Company. Notwithstanding the above, if Xerox is going to access the Snapshot Code, it shall be required to keep the Snapshot Code on a segregated, secure server and allow only restricted access to Xerox employees, consultants or Xerox Company Personnel on a strictly "need-to-know" basis provided Xerox keeps a log of such use and any such employees or consultants agree to be bound by the confidentiality obligations herein. A "Xerox Company Personnel" shall mean an employee or a consultant providing services for a company in which Xerox directly or indirectly has majority ownership including Fuji Xerox Limited and Rank Xerox Limited.

         a. The obligations of Xerox recited in E(1) hereof shall terminate with respect to any particular portion of such Confidential Information when and to the extent that it is or becomes:

             i.    Part of the public domain through no fault of Xerox;

             ii. Legally disclosable to anyone by a third party who receives such Confidential Information from the Company;

             iii. Independently developed by Xerox without any reference to the Software.

             iv. Known to Xerox free of any obligation of confidence or non-use.

     2. In no event shall the obligations of Xerox extend beyond five years for concepts and algorithms embedded in the source code of the Software, however, Xerox agrees not to make available any part of the Snapshot Code to a third party unless Section E(1)(a) applies to same.

F.   Warranty Disclaimer.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT,
     -------------------
NEITHER PARTY MAKES ANY WARRANTIES TO ANY PERSON OR ENTITY WITH RESPECT TO THE RIGHTS, LICENSED TECHNOLOGY, SNAPSHOT CODE, NEW VERSIONS OR ANY DERIVATIVES THEREOF AND EACH PARTY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

G.   Limitation of Liability.  EXCEPT AS OTHERWISE PROVIDED BELOW, AND
     -----------------------
NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED UNDER ANY SECTION OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA.

H.   Notices and Requests.  All notices, consents, authorizations, and requests
     --------------------
in connection with this Agreement shall be deemed given (i) five (5) days after the day they are deposited in the U.S. air mails, postage prepaid, certified or registered, return receipt requested; or (ii) four (4) days after they are sent by air express courier, charges prepaid; and addressed as set forth above or to such other address as a party so designates by written notice to the other.

I.   Export Control.  Xerox and the Company hereby agrees to comply with all
     --------------
export laws and restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to knowingly export, or allow the export or re-export of any information or technology in violation of any such restrictions, laws or regulations, or, without all required licenses and authorizations, to Afghanistan, the People's Republic of China or any Group Q, S, W, Y or Z country specified in the then current Supplement No. 1 to
Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations).

J.   General.  Neither this Agreement nor any license granted herein will be
     -------
assignable, transferable or sublicensable by either party except as expressly provided in this Agreement and except to a successor to substantially all that party's assets or business. Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived only with the written consent of the parties.
In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees. This Agreement shall be construed and applied in accordance with the laws of the State of California without regard to conflict of laws provisions. This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom. If any provision of this Agreement is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

Xerox Corporation Inc.                  Coyote Hills Systems, Inc.
(Xerox)                                 (Company)

_________________________________       _____________________________________
Signed                                  Signed

_________________________________       _____________________________________
Printed                                 Printed

_________________________________       _____________________________________
Title                                   Title

                                   Exhibit A

                                  Inventions


1. I-IP/950289 Low-Bandwidth Network Window System. Mike Dixon, Pavel Curtis, David Nichols, John Lamping.

2. F-IP/950990 Jupiter Audio/Video Architecture: Secure Multimedia in Network Places. Pavel Curtis, Mike Dixon, Ron Frederick David Nichols.

3. A-IP/951514 Automated Access to Expertise. Richard Bruce, David Nichols, Danny Bobrow, David Goldberg.

4.   F-IP/921756, Software Video Compression for Teleconferencing, Ron
     Frederick.

F    =    Patent application filed.

A    =    Active; may still be filed

I    =    Inactive Status Recommended

                                   Exhibit B

                                  Technology

Software:

1) Java, C, and C++ "placeware" source code, providing shared Java applications over a network in a web browser, with audio communications between participants. This includes, without limitation, the code developed by _________, _________, ___________, __________, and ____________ during calendar year 1996 and third parties working with those developers.

2) C++ source code to implement video send/receive capability for the Microsoft Windows version of the Jupiter client. This includes, without limitation, code developed during 1995.

3) Developer's Guide, Administrator's Guide and API Reference Documentation relating to the above.

-----------------------
Other Placeware Project Output:

1)   Business plan

2)   Notes, presentations, video demo

3) Xerox Corporation's trademark application No. 75/160527. Xerox Corporation does not have and, to the knowledge of the Office of the General Counsel of Xerox, no Xerox company has any other trademark rights or applications relating to the term "Placeware".

4)   Internet domain name:  placeware.com

                                   Exhibit C

             Equipment and Software [TO BE MODIFIED BY PLACEWARE]

-------------------------------------------------------------------------------------------------
                                            PURCHASED
-------------------------------------------------------------------------------------------------
Asset No.          Name        Machine(s)*:
-------------------------------------------------------------------------------------------------
                Mike Dixon
-------------------------------------------------------------------------------------------------
2B27346                        SUN sparc 10 + b&w monitor + 64 mb + 400 mb disk
-------------------------------------------------------------------------------------------------
               Pavel Curtis
-------------------------------------------------------------------------------------------------
2B28985                        Multimedia P133 w/2G disk & 32 MB Ram & 21" color monitor
-------------------------------------------------------------------------------------------------
2B25384                        .  SUN Sparcstation 2 + b&w monitor + 64 mb + 400 mb disk
-------------------------------------------------------------------------------------------------
2B25854                        .  SUN IPX + color monitor + 64 mb ram + 400 mb disk
-------------------------------------------------------------------------------------------------
2B28391                        .  SGI Indy 133 MHz + 64 MB ram + 1G disk + color monitor + camera
-------------------------------------------------------------------------------------------------
                               Connectix color camera
-------------------------------------------------------------------------------------------------
2B26702                        Powerbook 170
-------------------------------------------------------------------------------------------------
2B26547                        SUN sparc printer
-------------------------------------------------------------------------------------------------
               Dave Nichols
-------------------------------------------------------------------------------------------------
2B28574                        SUN Sparc-20 with color & gray-scale monitors, 1G disk, 96MB mem
-------------------------------------------------------------------------------------------------
& hols
-------------------------------------------------------------------------------------------------
2B28251                        .  Multimedia P90 with 20" color monitor, 1G+ disk, and 32MB mem
                               & software
-------------------------------------------------------------------------------------------------
2B25097                        .  SUN Sparc IPX with gray-scale monitor, 400MB disk, 48MB mem
-------------------------------------------------------------------------------------------------
                Bill Shott
-------------------------------------------------------------------------------------------------
                               NEC Multisync XE 17
-------------------------------------------------------------------------------------------------
               Demo System
-------------------------------------------------------------------------------------------------
2B25389                        SUN Sparcstation 2 + 128 MB memory + 500 mb disk + Color Monitor
-------------------------------------------------------------------------------------------------
2B25394                        SUN Sparcstation 2 + 128 MB memory + 500 mb disk + Color Monitor
-------------------------------------------------------------------------------------------------
                               Tape drive
-------------------------------------------------------------------------------------------------
2B28737                        Multimedia P133 w/2G disk & 32 MB Ram & 21" color monitor
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                          LOANED
-------------------------------------------------------------------------------------------------
Asset No.          Name        Machine(s)*:
-------------------------------------------------------------------------------------------------
               Bob Krivacic
-------------------------------------------------------------------------------------------------
2B27510                        Multimedia 486 PC  with 15" color monitor & software
-------------------------------------------------------------------------------------------------
2B28214                        Multimedia P90 PC with 17" color monitor & software
-------------------------------------------------------------------------------------------------
2B25853                        SUN IPX with 17" color monitor
-------------------------------------------------------------------------------------------------
2B25844                        SUN Sparc 2 with color screen
-------------------------------------------------------------------------------------------------
                               9600 Modem
-------------------------------------------------------------------------------------------------
                               Connectix b&w camera
-------------------------------------------------------------------------------------------------
                               2 color butcher cameras & 2 b&w butcher cameras.
-------------------------------------------------------------------------------------------------
                               ISDN Combinet box & NT1
-------------------------------------------------------------------------------------------------
              Richard Bruce
-------------------------------------------------------------------------------------------------
2B28437                        Multimedia P90 with 20" color monitor, 1G+ disk, and 32MB mem.
-------------------------------------------------------------------------------------------------
2B28259                        Multimedia P90 with 20" color monitor, 1G+ disk, and 32MB mem.
-------------------------------------------------------------------------------------------------
                               ISDN Combinet box & NT1
-------------------------------------------------------------------------------------------------

* Machines will be transferred with all resident software to the extent same will not violate any rights of third parties.

1.   Relocation of equipment and software is the responsibility of the Company.

2. "Loaned" equipment and software are loaned to the Company for so long as Bob Krivacic and Richard Bruce, respectively, are employees of the Company . Should they leave the employment of the Company their respective items will be returned to Xerox. The Company is responsible for the maintenance on loaned equipment